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                                                                    Exhibit 10.5


                                 AMENDMENT NO. 1
                                       to
            AMENDED AND RESTATED PURCHASE AND CONTRIBUTION AGREEMENT
                            dated as of June 16, 2000

     THIS AMENDMENT NO. 1 ("AMENDMENT"), to the AMENDED AND RESTATED PURCHASE AND CONTRIBUTION AGREEMENT, dated as of March 31, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "PCA"), between HPSC Bravo Funding Corp., a Delaware corporation ("HPSC BRAVO"), as the Buyer thereunder and HPSC, Inc., a Delaware corporation ("HPSC INC."), as the Seller thereunder, is entered into by each of the foregoing as of June 16, 2000. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Definitions List referenced in the PCA.

                             PRELIMINARY STATEMENTS

     HPSC Bravo and HPSC Inc. wish to amend the PCA in certain respects and as a result have agreed to amend the PCA on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HPSC Bravo and HPSC Inc. agree as follows:

     SECTION 4.01(R)(VIII) of the PCA is hereby amended to delete therefrom the amount "$30,000" and to substitute therefor the amount "$50,000".

     SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of HPSC Bravo and HPSC Inc. represents and warrants as follows:

     (a) This Amendment and the PCA as previously executed and as amended hereby, constitute legal, valid and binding obligations of each of HPSC Bravo and HPSC Inc. and are enforceable against each of HPSC Bravo and HPSC Inc. in accordance with their terms.

     (b) Upon the effectiveness of this Amendment, each of HPSC Bravo and HPSC Inc. hereby reaffirms that the representations and warranties contained in
ARTICLE IV of the PCA are true and correct.

     (c) Upon the effectiveness of this Amendment, each of HPSC Bravo and HPSC Inc. hereby reaffirms all covenants made in the PCA and the other Facility Documents to which it is a party to the extent the same are not amended hereby and agrees that all such covenants shall be deemed to have been remade as of the effective date of this Amendment.

     (d) No Wind-Down Event or Unmatured Wind-Down Event, Event of Termination, or Unmatured Event of Termination has occurred or is continuing.


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     SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof so long as each of HPSC Bravo and HPSC Inc. receives an executed copy of this Amendment.

     SECTION 4. REFERENCE TO AND EFFECT ON THE PCA. Except as specifically set forth above, the PCA, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein and for the limited purposes set forth herein, operate as a waiver of any right, power or remedy of HPSC Bravo or HPSC Inc., nor constitute a waiver of any provisions of the PCA, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     SECTION 5. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

     SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws (including Section 5-1401 of the General Obligations Law but otherwise without respect to conflict of law principles) of the State of New York.

     SECTION 7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               The remainder of this page is intentionally blank.


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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                                HPSC BRAVO FUNDING CORP., as
                                                Buyer


                                                By: /s/ Raymond Doherty
                                                    -------------------------
                                                Title: Treasurer


                                                HPSC, INC., as Seller


                                                By: /s/ Rene Lefebvre
                                                    -------------------------
                                                Title: VP & CFO


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